                                                                    EXHIBIT 99.1

                         NOTICE OF GUARANTEED DELIVERY
                           OFFER FOR ALL OUTSTANDING
                           8% SENIOR NOTES DUE 2008
                               IN EXCHANGE FOR
                       8% SERIES A SENIOR NOTES DUE 2008
                                      OF
                            STANDARD PACIFIC CORP.


--------------------------------------------------------------------------------
          THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                    TIME, ON MAY 27, 1998, UNLESS EXTENDED
--------------------------------------------------------------------------------

     Registered holders of privately placed 8% Senior Notes due 2008 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 8% Series A Senior Notes due 2008 (the "New Notes") and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes and Letter of Transmittal or any other documents required by the Letter of Transmittal to United States Trust Company of New York, as exchange agent (the "Exchange Agent"), on or prior to the Expiration Date, or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis must use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "THE EXCHANGE OFFER-- Guaranteed Delivery Procedures" in the Prospectus.

                      THE EXCHANGE AGENT FOR THE OFFER IS

                    UNITED STATES TRUST COMPANY OF NEW YORK

        By Hand up to 4:30 PM:           By Overnight Courier or by Hand after
                                             4:30 PM on the Expiration Date

United States Trust Company of New York
            111 Broadway                 United States Trust Company of New York
            Lower Level                        770 Broadway, 13th Floor
    Attn: Corporate Trust Services             New York, New York 10003
       New York, New York 10006             Attn: Corporate Trust Services

                                 By Facsimile:

                    United States Trust Company of New York
                              Fax: (212) 780-0592
                     Confirm by Telephone: (800) 548-6565

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Standard Pacific Corp., a Delaware corporation, with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated April 27, 1998 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

                      DESCRIPTION OF SECURITIES TENDERED

   Name and Address of Registered             Certificate Number(s)          Principal Amount of
Holder as it appears on the Old Notes        of Old Notes transmitted       Old Notes transmitted
-------------------------------------        ------------------------       ---------------------
-------------------------------------        ------------------------       ---------------------

-------------------------------------        ------------------------       ---------------------

-------------------------------------        ------------------------       ---------------------

-------------------------------------        ------------------------       ---------------------

-------------------------------------        ------------------------       ---------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                                   GUARANTEE
                   (Not to be used for signature guarantee)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc., hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
             ----------------------------------------------------------------

-----------------------------------------------------------------------------
                            (Authorized Signature)

Address:
        ---------------------------------------------------------------------
                                                                   (Zip Code)

Area Code and Telephone Number:
                               ----------------------------------------------

Name:
     ------------------------------------------------------------------------
                            (Please Type or Print)

Title:
      -----------------------------------------------------------------------

Date:                      , 1998
     ----------------------

          If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                   ---------------------

Date:
     -----------------------------------

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.  OLD
      NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


                                       3